T. ROWE PRICE
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Spectrum Fund, Inc.

   Spectrum Growth Fund
   Spectrum Income Fund
   Spectrum International Fund

 Supplement to prospectus dated May 1, 2000
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 Effective immediately, Table 1 on page 2 of the Spectrum Funds prospectus is amended to state that the Spectrum International Fund may invest from 0-15% of its assets in the Emerging Europe & Mediterranean Fund. Table 4 on page 22 is amended to include a description of the fund as follows: Emerging Europe & Mediterranean Fund is a nondiversified fund seeking long-term growth of capital through investments primarily in the common stocks of companies in the emerging countries of Europe and the Mediterranean region.
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 The date of this supplement is November 17, 2000.
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                                                                C08-041 11/17/00